Long-Term Borrowings	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
LONG-TERM BORROWINGS

14.    LONG-TERM BORROWINGS

Long-term borrowings consisted of the following:

	As of December 31,
	2019	2020
	RMB	RMB
Long-term borrowing, current	14,390	3,618
Long-term borrowings, non-current	5,000	15,242
Total	19,390	18,860

In October 2017, the Group entered into a credit facility agreement of USD 5,000 (approximately RMB32,530) with Innoven Capital China Pte., Ltd. (“Innoven Capital”). In April 2018 and August 2018, the Group drew RMB3,440 and RMB13,750, respectively. Each repayment schedule includes 22 equal installments with the last installments due in April 2020 and August 2020, respectively. The interest rate is 9.5% per annum. The Group repaid all principal in 2020.

In connection with the acquisition of Hongtai Space in December 2017, the Group assumed a loan of RMB15,000 from Shenzhen Dinghong Investment Co., Ltd. The annual interest rate is 6%. The borrowings as of December 31, 2019 was RMB2,500. The loans were all repaid in January 2020.

In connection with the acquisition of Dongyi Yuanda in July 2018, the Group assumed a loan of RMB13,000 from a commercial bank which bears an annual interest rate at 7.03%. The annual interest rate was changed to 5.00% in 2020. The Group has repaid RMB 8,000 in September 2020 and will repay RMB1,000 and RMB3,000 in 2021, and 2022, respectively.

In 2020, the Group entered into loan agreements with a third party and obtain loans totalling RMB 7,950 which bears interest at rate of 12.24% per year. The interest should be paid monthly. In 2020, the Group repaid RMB 2,890. As of December 31, 2020, the remaining balance of the long-term borrowing, current portion and non-current portion were RMB 3,618 and RMB 1,442, respectively.

In 2020, the Group entered into a loan agreement with another commercial bank of RMB9,800 at an annual interest rate of 7.92%. The due date was July 2022.